                                                                  EXECUTION COPY

                                 AMENDMENT NO. 3
            TO THE MASTER SELLER'S WARRANTIES AND SERVICING AGREEMENT

                          (NATIONAL CITY MORTGAGE CO.)

        This Amendment No. 3 (this "Amendment"), dated as of August 11, 2005, by and between Bank of America, National Association (the "Purchaser") and National
City Mortgage Co. (the "Company"), amends the Master Seller's Warranties and
Servicing Agreement (the "Master Agreement"), dated September 1, 2003, by and between Banc of America Mortgage Capital Corporation (the "Initial Purchaser")
and the Company, as amended by Amendment No. 1, dated as of July 1, 2004, by and among the Purchaser, the Company and the Initial Purchaser, as further amended by Amendment No. 2, dated as of October 1, 2004, by and between the Purchaser and the Company, and as further amended by the Master Assignment, Assumption and
Recognition Agreement (the "MAAR and collectively with the Master Agreement,
Amendment No. 1 and Amendment No. 2, the "Agreement"), dated as of July 1, 2004, by and among the Initial Purchaser, the Purchaser, the Company and Wachovia
Bank, National Association.

                               W I T N E S S E T H

        WHEREAS, pursuant to the Agreement, the Company has agreed to sell from time to time to the Purchaser conventional fixed rate and adjustable rate residential first lien mortgage loans; and

        WHEREAS, the Company and the Purchaser have agreed, subject to the terms and conditions of this Amendment No. 3, that the Agreement be further amended to reflect certain agreed upon revisions to the terms thereof.

        NOW, THEREFORE, in consideration of the mutual premises and mutual obligations set forth herein and other good and valuable consideration, the
Company and the Purchaser agree as follows:

    1.  Section 3.02(t) is hereby modified by deleting the word "Principal" from the following sentence:

        "Principal payments on the Mortgage Loan commenced no more than sixty
        (60) days after funds were disbursed in connection with the Mortgage
        Loan."

    2.  Section 3.02(t) is further modified by deleting the following sentence in its entirety:

        "The Mortgage Note is payable in equal monthly installments of principal and interest, which installments of interest, with respect to Adjustable
        Rate Mortgage Loans, are subject to change due to the adjustments to the
        Mortgage Interest Rate on each Interest Rate Adjustment Date, with interest calculated and payable in arrears, sufficient to amortize the
        Mortgage Loan fully by the stated maturity date, over an original term of not more than fifteen (15) years from commencement of amortization."

        Upon execution of this Amendment No. 3, the Agreement as it relates to
Mortgage Loans sold to the Purchaser by the Company on or after the date hereof will be read to contain the above amendments as of the date hereof, and any future reference to this Agreement will mean the Agreement as so modified as of the date hereof and thereafter. The parties hereto acknowledge that the
Agreement has not been modified or amended, except as otherwise expressly described or provided herein.

        This Amendment No. 3 shall be construed in accordance with the laws of the State of New York, and the obligation, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

        This Amendment No. 3 may be executed in one or more counterparts and by different parties hereto on separate counterparts, each of which, when so executed, shall constitute one and the same agreement.

        Any capitalized terms not otherwise defined herein will have the meanings assigned to them in the Agreement.

                       [SIGNATURES ON THE FOLLOWING PAGE]

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        IN WITNESS HEREOF, the parties have caused their names to be signed to this Amendment No. 3 by their respective duly authorized officers as of the date first written above.

BANK OF AMERICA, NATIONAL
ASSOCIATION                                  NATIONAL CITY MORTGAGE CO.
Purchaser                                    Company

By: /s/ Bruce W. Good                        By: /s/ Theodore W. Tozer
    ------------------------------------         -------------------------------

Name: Bruce W. Good                          Name: Theodore W. Tozer
      ----------------------------------           -----------------------------

Title: Vice President                        Title: Senior Vice President
       ---------------------------------            ----------------------------

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